UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       -----------------------------------

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




       Date of Report (Date of Earliest Event Reported): November 27, 2001



                                IVAX CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

         Florida                          1-09623                16-1003559
(State or Other Jurisdiction of    (Commission File Number)    (IRS Employer
     Incorporation)                                          Identification No.)


                  4400 Biscayne Boulevard, Miami, Florida 33137
                    (Address of Principal Executive Offices)

                                 (305) 575-6000
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed since Last Report)


                       -----------------------------------

ITEM 5.  OTHER EVENTS.

         On November 27, 2001, IVAX Corporation issued 98,953 shares (the "Shares") of its common stock, pursuant to its Registration Statement on Form S-3, Registration No. 333-51372, in settlement of certain put option obligations.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                           None.

         (b)      Pro Forma Financial Information.

                           None.

         (c)      Exhibits.

                           The Exhibits to this Form 8-K are listed on the
                           Exhibit Index.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 27, 2001                IVAX CORPORATION


                                       By:   /s/ Thomas E. Beier
                                             --------------------------
                                             Thomas E. Beier
                                             Senior Vice President-Finance and
                                             Chief Financial Officer

                                  Exhibit Index

Exhibit

5.1      Opinion of Akerman, Senterfitt & Eidson, P.A.

10.30    Equity Option Confirmation Agreement, dated August 6, 2001.